Addendum to Supplemental Financial & Operating Information FOURTH QUARTER ENDED December 31, 2019 Exhibit 99.2

Portfolio Health This addendum should be read in conjunction with the Supplemental Financial & Operating Information for the fourth quarter ended December 31, 2019. Note: Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies. Actual ratings, if available, based on S&P or Moody’s are used. Equivalent ratings, if available, based on shadow ratings from Moody’s are used if actuals are not available. Publicly owned represents ownership of our tenants or their affiliated companies. Percents are weighted by Contractual Rent. 1: Represents corporate level tenant revenue; excludes non-reporting tenants. Actual Investment Grade Rated 23.5% 43.7% Actual & Equivalent Investment Grade Rated 51.1% Unit Reporting 93.7% Corporate Reporting Combined Unit Level and Corporate Coverage 2.8x Weighted Average Unit Level Coverage 2.6x Other 25.7% Publicly Owned 48.8% Private Equity Owned 25.5% % of Contractual Rent from Reporting Tenants

TENANT DIVERSIFICATION – TOP 100

	Tenant Concept	Number of Properties	Percent of Contractual Rent
1	Church's Chicken	170	2.9 %
2	Walgreens	36	2.4 %
3	Home Depot	7	2.4 %
4	Circle K	77	2.4 %
5	GPM Investments, LLC	114	2.2 %
6	At Home	12	2.1 %
7	Dollar Tree / Family Dollar	106	2.1 %
8	CVS	34	2.0 %
9	Life Time Fitness	5	1.9 %
10	Party City	3	1.8 %
11	CarMax	7	1.7 %
12	Bank of America	2	1.7 %
13	BJ's Wholesale Club	5	1.6 %
14	LA Fitness	8	1.5 %
15	Kohl's	11	1.5 %
16	Ferguson Enterprises	7	1.4 %
17	United Supermarkets	15	1.4 %
18	Main Event	9	1.3 %
19	Applebee's	23	1.3 %
20	White Oak Station, LLC	41	1.3 %
21	Mister Car Wash	18	1.2 %
22	Sportsman's Warehouse	10	1.2 %
23	Emagine Theaters	9	1.2 %
24	Advance Auto Parts	54	1.2 %
25	IBM	2	1.2 %

	Tenant Concept	Number of Properties	Percent of Contractual Rent
26	Goodrich Theaters	4	1.2 %
27	Tractor Supply	21	1.1 %
28	Regal Cinemas	8	1.1 %
29	Car Wash USA Express	24	1.1 %
30	Dollar General	56	1.1 %
31	FedEx	4	1.1 %
32	Camping World	8	1.1 %
33	Lowe's	6	1.0 %
34	Alaska Club	5	1.0 %
35	Red Lobster	24	1.0 %
36	Ryerson	9	0.9 %
37	Studio Movie Grill	4	0.9 %
38	Pep Boys	12	0.9 %
39	Specialists in Urology	9	0.9 %
40	AMC Theatres	4	0.9 %
41	Rite Aid	12	0.8 %
42	Crème de la Crème	5	0.8 %
43	Georgia Theatre	4	0.7 %
44	Smokey Bones Barbecue & Grill	13	0.7 %
45	Irving Oil Marketing, Inc.	37	0.7 %
46	CircusTrix	9	0.7 %
47	Smart & Final	3	0.7 %
48	Aaron's	25	0.7 %
49	South Carolina Oncology Associates	1	0.7 %
50	Residence Inn by Marriott	1	0.6 %
	Top 50 Tenants	1,093	65.3%

This addendum should be read in conjunction with the Supplemental Financial & Operating Information for the fourth quarter ended December 31, 2019.

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TENANT DIVERSIFICATION – TOP 100

	Tenant Concept	Number of Properties	Percent of Contractual Rent
51	Supermesa Fuel & Merc, LLC	6	0.6 %
52	Defined Fitness	6	0.6 %
53	J. Jill	1	0.6 %
54	Zips Car Wash	13	0.6 %
55	Chuck-A-Rama and Grub Steak	13	0.6 %
56	Sam's Club	5	0.5 %
57	Office Depot	10	0.5 %
58	Dave & Buster's	3	0.5 %
59	Best Buy	4	0.5 %
60	Sunny Delight	1	0.5 %
61	Childcare Network	20	0.5 %
62	American Lubefast	29	0.5 %
63	Shooters World	2	0.5 %
64	Big Sandy Furniture	7	0.5 %
65	Universal Tax Systems	1	0.5 %
66	Southern Theatres	2	0.5 %
67	Curacao	1	0.4 %
68	Old Time Pottery	3	0.4 %
69	24 Hour Fitness	2	0.4 %
70	Malibu Boats	2	0.4 %
71	Exceptional Health	3	0.4 %
72	Raymour & Flanigan Furniture	2	0.4 %
73	Academy Sports + Outdoors	4	0.4 %
74	Crunch Fitness	4	0.4 %
75	LGP Realty Holdings LP	30	0.4 %

	Tenant Concept	Number of Properties	Percent of Contractual Rent
76	Topgolf	1	0.4 %
77	Taco Bueno	27	0.4 %
78	PetSmart	3	0.4 %
79	Mountain Express Oil Company Southeast, LLC	13	0.4 %
80	Food City	3	0.4 %
81	KFC	15	0.4 %
82	GQT Riverview 14 GDX	1	0.3 %
83	Davis-Standard	2	0.3 %
84	Hardee's	17	0.3 %
85	Jordan Oil Company of the Carolinas, Inc	8	0.3 %
86	Sonny's BBQ	8	0.3 %
87	La-Z-Boy	3	0.3 %
88	Staples	6	0.3 %
89	Jo-Ann's	3	0.3 %
90	Missoula Fresh Market	2	0.3 %
91	Gold's Gym	2	0.3 %
92	Liberty Oilfield Services	2	0.3 %
93	Clean Freak	5	0.3 %
94	FHE	2	0.3 %
95	Golden Corral	4	0.3 %
96	Accel International	2	0.3 %
97	VASA Fitness	2	0.3 %
98	Taco Bell	8	0.3 %
99	In-Shape	2	0.3 %
100	Childtime	9	0.2 %
	Top 100 Tenants	1,417	85.4%

This addendum should be read in conjunction with the Supplemental Financial & Operating Information for the fourth quarter ended December 31, 2019.

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